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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this i2 Technologies, Inc. registration statement on Form S-4.

                                       /s/ ARTHUR ANDERSEN LLP

                                       Arthur Andersen LLP



Dallas, Texas
August 3, 2001